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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 12, 2005

                                  A.S.V., INC.
                                  ------------
             (Exact name of registrant as specified in its charter)


        Minnesota                        0-25620                  41-1459569
-----------------------------    ------------------------    -------------------
(State or other jurisdiction     (Commission file number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

                  840 Lily Lane, Grand Rapids, Minnesota 55744
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                    (Address of principal executive offices)


                                 (218) 327-3434
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

     On April 12, 2005, the Board of Directors of A.S.V., Inc. (the "Company"), upon the recommendation of the Nominating Committee of the Board of Directors, elected Bruce D. Iserman as a new director of the Company. Mr. Iserman was selected to serve on the Company's Board of Directors in accordance with the requirements set forth in Section 7.2 of the Merger Agreement among the Company, Loegering Mfg. Inc. and Marilyn Loegering entered into on October 1, 2004.

     At this time, it has not yet been determined whether Mr. Iserman will serve on any Board committees.





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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  April 15, 2005

                                             A.S.V., INC.


                                             By:   /s/ Gary Lemke
                                                 ----------------------------
                                                 Name: Gary Lemke
                                                 Title:  Chief Executive Officer